Prospectus Supplement

John Hancock Funds II (the Trust)

Absolute Return Opportunities Fund (the fund)

Supplement dated September 23, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on September 21-23, 2021, the Board of Trustees of the Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about September 23, 2021 except at the fund’s sole discretion; however, certain accounts affiliated with the fund’s advisor may continue to purchase shares of the fund after that date. On or about October 29, 2021 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

In addition, effective immediately, Andrew Graham and Mark Holden, CFA, no longer serve as portfolio managers of the fund. Accordingly, all references to Mr. Graham and Mr. Holden are removed from the Prospectus.

Christopher Fellingham, David J. Rule, CFA, FRM, Nathan W. Thooft, CFA, and Christopher Walsh, CFA, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II (the Trust)

Absolute Return Opportunities Fund (the fund)

Supplement dated September 23, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

At its meeting held on September 21-23, 2021, the Board of Trustees of the Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about September 23, 2021 except at the fund’s sole discretion; however, certain accounts affiliated with the fund’s advisor may continue to purchase shares of the fund after that date. On or about October 29, 2021 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

In addition, effective immediately, Andrew Graham and Mark Holden, CFA, no longer serve as portfolio managers of the fund. Accordingly, all references to Mr. Graham and Mr. Holden are removed from the SAI.

Christopher Fellingham, David J. Rule, CFA, FRM, Nathan W. Thooft, CFA, and Christopher Walsh, CFA, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.